EXHIBIT 10.36

              QUIKCAT AUSTRALIA PTY LTD SERIES B SUBSCRIPTION FORM

Please fill in the form below and attach your cheque made out to "London Wall Investments Pty Ltd" which is acting as Trustee for settlement of this Series B issue.

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     ALL SUBSCRIPTION MONIES MUST BE IN OR CONVERTED TO AUSTRALIAN DOLLARS.
      CHEQUES MUST BE IN AUSTRALIAN DOLLARS AND DRAWN ON AN AUSTRALIAN BANK
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The Directors
QuikCAT Australia Pty Ltd
3/56 Mount Street
West Perth WA 6005
Australia

Dear Sirs

Please find attached my cheque completed subscription form for shares in QuikCAT Australia Pty Ltd ACN 106 946 043.

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Number of shares subscribed for (at US$1.00 per share)                    50,000

Subscription amount                                                    US$50,000
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The Shares should be registered as follows:

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Full Name of Applicant          IA Global Inc

Address                         Suite 400, 533 Airport Boulevard,
                                Burlingame, CA 94010, United States

Contact details                 Phone [1] 650-685-2402 Fax [1] 650-685-2404
                                e-mail  scott@iaglobalinc.com
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By lodging this form, I/We declare that this application is complete and accurate, that I/We hereby consent to be a shareholder of QuikCAT Australia Pty Ltd and that I/We agree to be bound by the Constitution of QuikCAT Australia Pty Ltd.

THIS FORM DOES NOT NEED TO BE SIGNED.

If you wish to make electronic payment, please instruct your bank to send funds to:

Commonwealth Bank
Canning Bridge, WA Branch

Please ensure that your application form is FAXED to Mark Jenkins on +61 8 9481 8449 and an original POSTED